21. Provision for contingencies	12 Months Ended
Dec. 31, 2018
Provision For Contingencies
Provision for contingencies

Provisions are estimated by the Group’s management, supported by its legal counsel, for an amount considered sufficient to cover probable losses.

	PIS/COFINS	Taxes and other	Social security and labor	Civil	Regulatory	Total
Balance at December 31, 2016	148	586	302	109	32	1,177
Additions	162	125	856	241	44	1,428
Payments	-	(37)	(301)	(94)	(15)	(447)
Reversals	(114)	(102)	(328)	(178)	(31)	(753)
Transfer to instalments taxes	(42)	(89)	-	-	-	(131)
Monetary adjustment	(26)	38	116	34	5	167
Liabilities related to assets held for sale and discontinued operations (see Note 32)	(54)	42	(314)	(7)	(1)	(334)
Balance at December 31, 2017	74	563	331	105	34	1,107
Additions	119	268	998	316	46	1,747
Payments	-	(2)	(812)	(183)	(24)	(1,021)
Reversals	(65)	(93)	(597)	(229)	(33)	(1,017)
Monetary adjustment	(4)	8	118	32	5	159
Liabilities related to assets held for sale and discontinued operations (see Note 32)	(38)	(2)	253	48	(1)	260
Balance at December 31, 2018	86	742	291	89	27	1,235

21.1.	Tax

As per prevailing legislation, tax claims are subject to monetary indexation, which refers to an adjustment to the provision for tax claims according to the indexation rates used by each tax jurisdiction. In all cases, both the interest charges and fines, when applicable, were computed and fully provisioned.

The main provisioned tax claims are as follows:

21.1.1	PIS and COFINS

Since the adoption of the non cumulative regime to calculate PIS and COFINS, the Group has challenged the right to deduct ICMS taxes from the calculation basis for PIS and COFINS. On March 15, 2017, the Supreme Court ruled that ICMS should be excluded from the calculation basis of PIS and COFINS. As a result of this ruling, in 2017, the Group reversed a provision of R$117 based on the court decision and the legal opinion of its external counsel.

Since the decision of the Federal Supreme Court (“FSC”) on March 15, 2017, the procedural steps were within the anticipated by the Group’s legal advisors without any change in management's judgment regarding periods prior to March 15, 2017, although a final decision is expected in relation to the appeal filed by the prosecution. The Group and its external legal counsel believe that the decision related to the definitive application of the sentence will not limit the right on a legal claim as proposed by the Group, nevertheless, the elements of the process still pending of decision do not allow the recognition of the asset related to the credits to be measured since the Group started the claim in 2003. The Group estimates that it will be able to use tax credits for an amount of R$1,400.

As disclosed in Via Varejo’s financial statements as of December 31, 2018, the tax credits for this subsidiary, classified as discontinued operations, were estimated approximately R$1,106, being R$653 of discontinued operations and R$453 of continuing operations, attributed to the Group due to an agreement between shareholders and the Group.

There is also provision for PIS and COFINS recorded related to challenges of tax offset by government, as of December 31, 2018, totaling R$234, being R$86 of continuing operations and R$148 of discontinued operations (R$184 as of December 31, 2017, being R$74 of continuing operations and R$110 of discontinued operations).

21.1.1	Tax claims

The Group made and assessment of other tax claims, together with its external legal counsel, and assessed that a negative outcome was probable and as a result recorded a provision. These claims refer to: (i) challenge on the non-application of the Accident Prevention Factor - FAP for 2011; (ii) challenge on the State Finance Department on the ICMS tax rate calculated on energy bills; (iii) other minor claims. The amount accrued for these claims as of December 31, 2018 was R$341 being R$340 of continuing operations and R$1 of discontinued operations (R$184 as of December 31, 2017, being R$183 of continued operation and R$1 of discontinued operations).

ICMS

The Federal Supreme Court ("STF") on October 16, 2014 decided that ICMS taxpayers that trade products included in the “basic food basket” had no right to fully take the ICMS credits on the purchase. The Group, with the assistance of its legal counsel, decided to record a provision in relation to this matter amounting to R$92 as of December 31, 2018 (R$142 as of December 31, 2017. The amounts accrued represent Management’s best estimate of the future probable cash disbursement to settle this claim.

Additionally, there are cases assessed by São Paulo State tax authorities related to the refund of ICMS over tax substitution without proper compliance with accessory tax obligations introduced by CAT Administrative Rule 17. Considering recent court decisions the Group accrued R$221 (R$167 in December 2017) representing the estimation of probable loss evaluated by management based on documentation evidence aspect of the claims.

21.1.2	Supplementary Law 110/2001

The Group claims in court the eligibility to not pay the contributions related to the Government Severance Indemnity Fund for Employees (“FGTS”) costs. The accrued amount as of December 31, 2018 is R$89 being R$88 of continuing operations and R$1 of discontinued operations (R$72 in December 31, 2017, being R$71 of continuing operations and R$1 of discontinued operations).

21.1.3	Other contingent tax claims - Via Varejo

It was recorded as a result of the business combination with Via Varejo, as required by IFRS 3. As of December 31, 2018, the balance was R$92 (R$90 as of December 31, 2017). These accrued claims refer to administrative proceedings related to the offset of tax debts against credits from the contribution levied on coffee exports.

21.2.	Labor

The Group is part to various labor lawsuits mainly due to termination of employees in the ordinary course of business. At December 31, 2018, the Group recorded a provision of R$991, being R$291 for continuing operations and R$700 for discontinued operations (R$1,284 as of December 31, 2017, being R$331 for continuing operations and R$953 for discontinued operations). Management, with the assistance of its legal counsel, assessed these claims and recorded a provision for losses when the related amounts can de reasonably estimated, based on past experiences in relation to the amounts claimed.

21.3.	Civil and others

The Group is part to civil lawsuits at several court levels (indemnities and collections, among others) and at different courts. Management records a provision for amounts it considers sufficient to cover unfavorable court decisions, when its internal and external legal counsels assess that a negative outcome is probable.

Among these lawsuits, we highlight the following:

•       The Group is party in various lawsuits requesting the renewal of rental agreements and the review of the current rent paid. The Group recognizes a provision for the difference between the amount originally paid by the stores and the amounts claimed by the owner of the property, when its internal and external legal counsels assessed that it is probable that such difference will be actually paid by the Groupy. As of December 31, 2018, the amount accrued for these lawsuits is R$94, being R$49 for continuing operations and R$45 for discontinued operations (R$125 as of December 31, 2017, being R$61 for continuing operations and R$64 for discontinued operations), for which there are no corresponding lease deposits.

•       The Group is part to claims related to penalties applied by regulatory agencies, from the Federal State and Municipal Administrations, among which includes Consumer Protection Agencies (Procon), National Institute of Metrology, Standardization and Industrial Quality (INMETRO) and Municipalities and some lawsuits involving contract terminations with suppliers. Management, with the assistance of its legal counsels, assessed these claims, and recorded a provision. On December 31, 2018 the amount of this provision is R$37, being R$27 for continuing operations and R$10 for discontinued operations (R$43 on December 31, 2017, being R$34 for continuing operations and R$9 for discontinued operations).

•       As of December 31, 2018, the amount accrued related to other civil matters is R$113, being R$40 for continuing operations and R$73 for discontinued operations (R$146 as of December 31, 2017, being R$44 for continuing operations R$102 for discontinued operations).

Total civil lawsuits and other claims, as of December 31, 2018 amount to R$244, being R$116 for continuing operations and R$128 for discontinued operations (R$314 as of December 31, 2017, being R$ 139 for continuing operations and R$175 for discontinued operations).

21.4.	Possible contingent liabilities

The Group is part of other litigations for which a negative outcome has been assessed as possible, therefore, the Group has not recorded a provision. Possible losses amounted to R$12,292, being R$10,671 for continuing operations and R$1,621 for discontinued operations as of December 31, 2018 (R$11,778 on December 31, 2017, being R$10,159 for continuing operations and R$1,619 for discontinued operations), and are mainly related to:

•       INSS (Social Security Contribution) – The Group was assessed for non-levy of payroll charges on benefits granted to its employees, among other matters, totaling R$453, being R$420 for continuing operations and R$33 for discontinued operations as December 31, 2018 (R$474 as of December 31, 2017, being R$443 for continuing operations and R$31 for discontinued operations). The claims are under administrative and court discussions.

•       IRPJ, withholding income tax - IRRF, CSLL, tax on financial transactions - IOF, withholding income tax on net income – The Group has several assessment notices regarding offsetting proceedings, rules on the deductibility of provisions, payment divergences and overpayments; fine for failure to comply with accessory obligations, among other less significant taxes. These claims await administrative and court ruling. The amount involved is R$1,177, being R$1,021 for continuing operations and R$156 for discontinued operations as December 31, 2018 (R$964 as of December 31, 2017, being R$826 for continuing operations and R$138 for discontinued operations). These claims include the claim by tax authorities in relation to deducted goodwill amortization in the years 2012 and 2013, originated in the acquisition of Ponto Frio stores in 2009, for an amount of R$89 (R$85 at December 31, 2017).

•       COFINS, PIS and IPI – the Group has been challenged about offsets, fine for failure to comply with accessory obligations, disallowance of COFINS and PIS credits on one-phase products (“produtos monofásicos”), among other minor claims. These lawsuits await decision at the administrative and court levels. The amount involved in these assessments is R$2,430, being R$1,985 for continuing operations and R$445 for discontinued operations as December 31, 2018 (R$2,124 as of December 31, 2017, being R$1,705 for continuing operations and R$419 for discontinued operations).

•       ICMS – The Group received tax assessment notices by the State tax authorities in relation to the recognition of tax credits on: (i) energy bills; (ii) purchases from suppliers considered not qualified in the State Finance Department registry; (iii) purchases of merchandise for resale (own ICMS); (iv) sale of extended warranty, (v) resulting from financed sales; and (vi) among other matters. The total amount of these assessments is R$7,357, being R$6,582 for continuing operations and R$775 for discontinued operations as of December 31, 2018 (R$7,246 as of December 31, 2017, being R$6,493 for continuing operations and R$753 for discontinued operations), which await a final decision at the administrative and court levels. With the amendment of the ICMS rules in the State of São Paulo, the Group filed a request for a debt review for certain of these tax assessment notices, considering the penalties imposed and the discussed changes in the regulation, which was accepted by the tax authorities and resulted in a reduction of R$431 through the payment of R$5, which occurred in April and May 2018 was recorded in the income statement.

•       Municipal service tax - ISS, Municipal Real Estate Tax (“IPTU”), rates and others – these refer to assessments on withholdings of third parties, IPTU payment divergences, fines for failure to comply with accessory obligations, ISS – reimbursement of advertising expenses and sundry taxes, in the amount of R$290, being R$150 for continuing operations and R$140 for discontinued operations as December 31, 2018 (R$281 as of December 31, 2017, being R$150 for continuing operations and R$131 for discontinued operations), which await decision at the administrative and court levels.

•       Other litigations – these refer to administrative proceedings and lawsuits in which the Group claims the renewal of rental agreements and setting of rents according to market values in the civil court, special civil court and proceedings of inspection agencies of consumer protection, (Consumer Protection Agency - PROCON), Institute of Weights and Measure - IPEM, National Institute of Metrology, Standardization and Industrial Quality - INMETRO and National Health Surveillance Agency - ANVISA, among others, totaling R$585, being R$513 for continuing operations and R$72 for discontinued operations as December 31, 2018 (R$689 as of December 31, 2017, being R$542 for continuing operations and R$147 discontinued operations).

The Group is part of other tax claims, including the improper tax deduction of goodwill amortization, for which, based on management and its legal counsels, the Group has the right for an indemnization by its former and current shareholders, related to the years 2007 to 2013. These assessments amounted to R$1,317 on December 31, 2018 (R$1,223 on December 31, 2017).

The Group engages external legal counsels to represent it in the tax assessments, whose fees are contingent on the final outcome of the lawsuits. This percentage may vary according to qualitative and quantitative factors of each claim, and as of December 31, 2018 the estimated amount, in case of success in all lawsuits, is approximately R$209, being R$186 for continuing operations and R$23 for discontinued operations (R$201 as of December 31, 2017, being R$182 for continuing operations and R$19 for discontinued operations).

21.3.	Restricted deposits for legal proceedings

The Group is challenging the payment of certain taxes, contributions and labor-related obligations and has made judicial deposits in the corresponding amounts, as well as escrow deposits related to the provision for legal proceedings.

The Group has recorded judicial deposits as follows:

	2018	2017

Tax	237	204
Labor	463	474
Civil and other	34	42
Regulatory	42	42
Total	776	762
21.4.	Guarantees
Lawsuits	Property and equipment		Letter of Guarantee		Total
	2018	2017	2018	2017	2018	2017

Tax	838	858	9,033	7,324	9,871	8,182
Labor	3	3	190	91	193	94
Civil and other	9	-	252	125	261	125
Regulatory	3	6	181	154	184	160
Total	853	867	9,656	7,694	10,509	8,561

The cost of letter of guarantees is approximately 0.67% per year of the amount of the lawsuits and is recorded as financial expense.

21.7	Cnova N.V. litigation

Cnova N.V., a Dutch public limited company and the Group’s associate, and certain of its current and former officers and directors, and the underwriters of Cnova’s initial public offering, or IPO, were named as defendants in a securities class action lawsuit in the United States Federal District Court for the Southern District of New York, related to the results of an internal investigation, concluded on July 22, 2016 and conducted by Cnova N.V., Cnova Brasil and its advisors. In October 11, 2017, the Court for the Southern District of New York approved preliminarily an agreement with the plaintiffs’ shareholders.

Subject to the settlement agreement’s terms, a fund of $28.5 million will become available by Cnova N.V. for distribution amongst the former Cnova shareholders as well as to the plaintiffs’ lawyers. A portion of this amount will be used to cover the settlement fund’s administrative costs. In addition, subject to the terms of the settlement, all defendants are acquitted of all liability emanating from the allegations made in the class action suit. Following the March 15, 2018 hearing, the court entered on March 19, 2018 the final order giving the definitive approval to the settlement, closing the judicial proceedings with the United States District Court for the Southern District of New York and releasing defendants of the claims alleged against them accordingly. The vast majority of this settlement amount was funded by Cnova N.V. insurers. The remainder as well as all expected related costs were covered by Cnova’s provision recorded in 2016 representing insurance deductible and total legal costs. Accordingly, the settlement has no material impact on Cnova N.V. net results.

Regarding the SEC investigation, on December 14, 2018, Cnova N.V. received written notification from the SEC staff that they have closed their investigation related to inventory management and accounting issues at Cnova’s former Brazilian subsidiary, as first reported in December 2015, and that they will not initiate any enforcement action against Cnova in connection with these issues. Therefore, no penalty, fine or other sanction were be applied in this matter.